                                                                     Exhibit 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002**


Available Amount to Note Holders:                                                                 3,478,489.98

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                          --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                         --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                        5,675.66
            (b) Servicer Fees from current and prior Collection Period                               22,521.96
            (c) Servicing Charges inadvertantly deposited in Collection Account                          --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                              5,087.18
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                      --
            Class A-2 Note Interest                                                                      --
            Class A-3 Note Interest                                                                      --
            Class A-4 Note Interest                                                                 204,504.45

(viii)     Class B-1 Note Interest                                                                    5,798.12
(ix)       Class B-2 Note Interest                                                                    3,756.14
(x)        Class B-3 Note Interest                                                                    4,930.77
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                      --
            Class A-2 Principal Distribution Amount                                                      --
            Class A-3 Principal Distribution Amount                                                      --
            Class A-4 Principal Distribution Amount                                               2,956,539.92
(xii)      Note Insuer Reimbursement Amount                                                              --
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             64,272.61
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             32,136.30
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             64,272.61
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                          --
(xviii)    Remaining Amount to Residual Holder                                                      108,577.62


          Reviewed By:



          ---------------------------------------------------------------------
          Joel Cappon
          Controller, American Express Business Finance


** The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2002




                      Initial          Beginning         Base          Additional        Total           Ending          Ending
                     Principal         Principal       Principal       Principal       Principal        Principal      Certificate
    Class             Balance           Balance       Distribution    Distribution    Distribution       Balance         Factor
---------------    --------------    -------------    ------------    ------------    ------------    -------------    -----------
Class A-1           70,687,140.00               --              --              --              --               --      0.0000000
Class A-2           53,856,869.00               --              --              --              --               --      0.0000000
Class A-3           52,510,447.00               --              --              --              --               --      0.0000000
Class A-4           70,687,140.00    43,604,361.23    2,956,539.92              --    2,956,539.92    40,647,821.31      0.5750384
                   --------------    -------------    ------------    ------------    ------------    -------------    -----------
  Total Class A    247,741,596.00    43,604,361.23    2,956,539.92              --    2,956,539.92    40,647,821.31      0.1640735
Class B-1            5,385,687.00       947,920.92       64,272.61              --       64,272.61       883,648.31      0.1640735
Class B-2            2,692,843.00       473,960.37       32,136.30              --       32,136.30       441,824.07      0.1640735
Class B-3            5,385,687.00       947,920.92       64,272.61              --       64,272.61       883,648.31      0.1640735
                   --------------    -------------    ------------    ------------    ------------    -------------
  Total            261,205,813.00    45,974,163.44    3,117,221.43              --    3,117,221.43    42,856,942.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


AVAILABLE FUNDS
  Collection Account balance, as of January 31, 2002                                          460,186.41
  Add: Investment earnings on amounts in Collection Account                                     1,072.84
  Add: Payments due Collection Account from last 3 business days of Collection Period         824,047.33
  Less: Amounts inadvertantly deposited into collection account                                   416.67
  Add: Additional contribution for terminated trade-ups and rebooked leases                         --
  Add: Servicer Advance on current Determination Date                                       2,193,600.07
                                                                                           -------------
   Available Funds on Payment Date                                                          3,478,489.98
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,478,489.98

INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,478,489.98

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                            5,675.66
  Unreimbursed Servicer Advances paid                                                           5,675.66
                                                                                           -------------
   Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,472,814.32

SERVICER FEES
  Servicer Fees due                                                                            22,521.96
  Servicer Fees paid                                                                           22,521.96
                                                                                           -------------
   Servicer Fees remaining unpaid                                                                   --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,450,292.37

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,450,292.37

PREMIUM AMOUNT
  Premium Amount due                                                                            5,087.18
  Premium Amount paid                                                                           5,087.18
                                                                                           -------------
   Premium Amount remaining unpaid                                                                  --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,445,205.19

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                       416.67
  Indenture Trustee Fee paid                                                                      416.67
                                                                                           -------------
   Indenture Trustee Fee remaining unpaid                                                           --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,444,788.53

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
  Total Indenture Trustee Expenses due                                                              --
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                           -------------
  Total Indenture Trustee Expenses paid                                                             --
                                                                                           -------------
   Indenture Trustee Expenses unpaid                                                                --
 REMAINING AVAILABLE FUNDS                                                                  3,444,788.53

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                                           --
  Class A-2 Note Interest                                                                           --
  Class A-3 Note Interest                                                                           --
  Class A-4 Note Interest                                                                     204,504.45
                                                                                           -------------
   Total Class A Interest due                                                                 204,504.45
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,240,284.07

CLASS B-1 NOTE INTEREST
  Class B-1 Note Interest due                                                                   5,798.12
  Class B-1 Note Interest paid                                                                  5,798.12
                                                                                           -------------
   Class B-1 Note Interest remaining unpaid                                                         --
                                                                                           -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


 REMAINING AVAILABLE FUNDS                                                                  3,234,485.96

CLASS B-2 NOTE INTEREST
  Class B-2 Note Interest due                                                                   3,756.14
  Class B-2 Note Interest paid                                                                  3,756.14
                                                                                           -------------
   Class B-2 Note Interest remaining unpaid                                                         --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,230,729.82

CLASS B-3 NOTE INTEREST
  Class B-3 Note Interest due                                                                   4,930.77
  Class B-3 Note Interest paid                                                                  4,930.77
                                                                                           -------------
   Class B-3 Note Interest remaining unpaid                                                         --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                  3,225,799.05

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                            2,956,539.92
  Class A Note Principal Balance as of preceding Payment Date                              43,604,361.23
                                                                                           -------------
  Class A Base Principal Distribution Amount paid                                           2,956,539.92
                                                                                           -------------
   Class A Base Principal Distribution Amount remaining unpaid                                      --

  Class A-1 Note Principal Balance as of preceding Payment Date                                     --
  Class A-1 Base Principal Distribution Amount paid                                                 --
                                                                                           -------------
   Class A-1 Note Principal Balance after distribution on Payment Date                              --
                                                                                           -------------

 Remaining Class A Base Principal Distribution Amount                                       2,956,539.92
                                                                                           -------------

  Class A-2 Note Principal Balance as of preceding Payment Date                                     --
  Class A-2 Base Principal Distribution Amount paid                                                 --
                                                                                           -------------
   Class A-2 Note Principal Balance after distribution on Payment Date                              --

 Remaining Class A Base Principal Distribution Amount                                       2,956,539.92
                                                                                           -------------

  Class A-3 Note Principal Balance as of preceding Payment Date                                     --
  Class A-3 Base Principal Distribution Amount paid                                                 --
                                                                                           -------------
   Class A-3 Note Principal Balance after distribution on Payment Date                              --

 Remaining Class A Base Principal Distribution Amount                                       2,956,539.92
                                                                                           -------------

  Class A-4 Note Principal Balance as of preceding Payment Date                            43,604,361.23
  Class A-4 Base Principal Distribution Amount paid                                         2,956,539.92
                                                                                           -------------
   Class A-4 Note Principal Balance after distribution on Payment Date                     40,647,821.31

 REMAINING AVAILABLE FUNDS                                                                    269,259.13

NOTE INSURER REIMBURSEMENT AMOUNT
  Note Insuer Reimbursement Amount due                                                              --
  Note Insuer Reimbursement Amount paid                                                             --
                                                                                           -------------
   Note Insuer Reimbursement Amount remaining unpaid                                                --
 REMAINING AVAILABLE FUNDS                                                                    269,259.13

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
  Class B-1 Note Principal Balance as of preceding Payment Date                               947,920.92
  Class B-1 Base Principal Distribution due                                                    64,272.61
  Class B-1 Base Principal Distribution paid                                                   64,272.61
                                                                                           -------------
   Class B-1 Base Principal Distribution remaining unpaid                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002

   Class B-1 Note Principal Balance after distribution on Payment Date                        883,648.31
 REMAINING AVAILABLE FUNDS                                                                    204,986.53

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
  Class B-2 Note Principal Balance as of preceding Payment Date                               473,960.37
  Class B-2 Base Principal Distribution due                                                    32,136.30
  Class B-2 Base Principal Distribution paid                                                   32,136.30
                                                                                           -------------
   Class B-2 Base Principal Distribution remaining unpaid                                           --
   Class B-2 Note Principal Balance after distribution on Payment Date                        441,824.07
 REMAINING AVAILABLE FUNDS                                                                    172,850.23

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
  Class B-3 Note Principal Balance as of preceding Payment Date                               947,920.92
  Class B-3 Base Principal Distribution due                                                    64,272.61
  Class B-3 Base Principal Distribution paid                                                   64,272.61
                                                                                           -------------
   Class B-3 Base Principal Distribution remaining unpaid                                           --
   Class B-3 Note Principal Balance after distribution on Payment Date                        883,648.31
 REMAINING AVAILABLE FUNDS                                                                    108,577.62

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
  Principal Amount paid to A noteholders, otherwise paid to B-1                                     --
  Principal Amount paid to A noteholders, otherwise paid to B-2                                     --
  Principal Amount paid to A noteholders, otherwise paid to B-3                                     --
                                                                                           -------------
  Total Principal Amount paid to A noteholders, otherwise to be paid to B                           --
 REMAINING AVAILABLE FUNDS                                                                    108,577.62

  Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                   --
  Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                   --
  Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                   --
                                                                                           -------------
 REMAINING AVAILABLE FUNDS                                                                    108,577.62

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
  Indenture Trustee Expenses unpaid per above                                                       --
  Remaining Indenture Trustee Expenses paid                                                         --
                                                                                           -------------
   Remaining Indenture Trustee Expenses unpaid                                                      --
 REMAINING AVAILABLE FUNDS                                                                    108,577.62

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement due                                          --
  Other Amounts Due Servicer under Servicing Agreement paid                                         --
                                                                                           -------------
   Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
 REMAINING AVAILABLE FUNDS                                                                    108,577.62

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                             108,577.62

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                           54,052,693.44
   ADCPB, end of Collection Period                                                 50,935,472.00
                                                                                   -------------
   Base Principal Amount                                                            3,117,221.43

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                  2,271,172.68
   Servicing Advances collected during the current Collection Period                2,265,497.02
                                                                                   -------------
   Unreimbursed Servicing Advances as of current Determination Date                     5,675.66

CALCULATION OF INTEREST DUE

                    Beginning                   Current                        Total
                    Principal      Interest     Interest       Overdue        Interest
     Class           Balance         Rate         Due          Interest         Due
   ---------      -------------    -------    -------------    --------     -------------
   Class A-1               --      5.2150%             --          --                --
   Class A-2               --      5.4900%             --          --                --
   Class A-3               --      5.4500%             --          --                --
   Class A-4      43,604,361.23    5.6280%       204,504.45        --          204,504.45
   Class B-1         947,920.92    7.3400%         5,798.12        --            5,798.12
   Class B-2         473,960.37    9.5100%         3,756.14        --            3,756.14
   Class B-3         947,920.92    6.2420%         4,930.77        --            4,930.77
                  -------------    ------     -------------    --------     -------------
                  45,974,163.44    5.7160%       218,989.48        --          218,989.48

CALCULATION OF PRINCIPAL DUE

                     Base             Base                             Total
                   Principal        Principal        Overdue         Principal
     Class        Amount Pct.        Amount         Principal           Due
   ---------      -----------     -------------     ----------     -------------
   Class A            94.845%      2,956,539.92           --        2,956,539.92
   Class B-1           2.062%         64,272.61           --           64,272.61
   Class B-2           1.031%         32,136.30           --           32,136.30
   Class B-3           2.062%         64,272.61           --           64,272.61
                                  -------------     ----------     -------------
                                   3,117,221.43           --        3,117,221.43

CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                          54,052,693.44
   Servicer Fee Rate                                                                       0.500%
   One-twelfth                                                                              1/12
                                                                                   -------------
   Servicer Fee due current period                                                     22,521.96
   Prior Servicer Fee arrearage                                                             --
                                                                                   -------------
   Servicer Fee due                                                                    22,521.96

CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period      43,604,361.23
   Premium Rate                                                                            0.140%
   One-twelfth                                                                              1/12
                                                                                   -------------
   Premium Amount due Current Period                                                    5,087.18

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



   Prior Premium Amount arrearage                                                           --
                                                                                   -------------
    Total Premium Amount due                                                            5,087.18

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                               416.67
   Prior Indenture Trustee Fee arrearage                                                    --
                                                                                   -------------
    Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                           --
   Prior Indenture Trustee Expenses arrearage                                               --
                                                                                   -------------
    Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                    --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                   -------------
    Total Other Amounts Due Servicer under Servicing Agreement                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002





RESTRICTING EVENT DETERMINATION:

                                                                                        Yes/No
                                                                                        ------
  A) Event of Servicer Termination (Yes/No)                                               No
  B) Note Insuer has Made a Payment (Yes/No)                                              No
  C) Gross Charge Off Event has Occurred (Yes/No)                                         No
  D) Delinquency Trigger Event has Occurred (Yes/No)                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                        Yes/No
                                                                                        ------
  A) Failure to distribute to the Noteholders all or part of any payment of
     Interest requried to be made under the terms of such Notes or the Indenture
     when due; and,                                                                       No
  B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
     Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date,
     the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date,
     as the case may be, on any remaining principal owed on the outstanding Class
     A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
     Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                                                   Event                                                   Yes/No
  ----------   ---------------------------------------------------------------------------------------------------   ------
  6.01(i)      Failue to make payment requried                                                                         No
  6.01(ii)     Failue to submit Monthly Statement                                                                      No
  6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
  6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
  6.01(v)      Servicer files a volunatry petition for bankruptcy                                                      No
  6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days     No
  6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
  6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


Gross Charge Event Calculation:

                                                                      Result
                                                                  --------------
  Gross Charge Off Ratio Current Period                                  -0.80%
  Gross Charge Off Ratio Prior Period                                    -0.01%
  Gross Charge Off Ratio Second Prior Period                             -0.81%
                                                                  --------------
   Average of Gross Charge Off Ratio for Three Periods                   -0.54%
  Maximum Allowed                                                         2.50%

  Gross Charge Off Ratio:

                           ADCPB of                                                     Gross Charge Off Ratio
                         All Defaulted       Less                      End of Month          Charge Offs/
                           Contracts      Recoveries    Charge Offs       ADCPB                 ADCPB
                         -------------    ----------    -----------    -------------    ----------------------
  Current Period           22,962.78       56,890.52     -33,927.74    50,935,472.00            -0.80%
  Prior Period             12,388.34       12,789.98        -401.64    54,052,693.44            -0.01%
  Second Prior Period       8,271.53       46,690.50     -38,418.97    56,820,939.99            -0.81%

Delinquency Event Calculation:

                                                                     Results
                                                                  --------------
  Delinquency Trigger Ratio Current Period                                6.87%
  Delinquency Trigger Ratio Prior Period                                  7.62%
  Delinquency Trigger Ratio Second Prior Period                           7.61%
                                                                  --------------
  Average of Delinquency Trigger Ratios                                   7.37%
  Maximum Allowed                                                         7.50%

  Delinquency Trigger Ratio:

                                 A                  B                   A/B
                                 -                  -                   ---
                             ADCPB of            ADCPB of
                        Contract > 30 Days     All Contracts     Delinquency Trigger
                             Past Due         As of Month-End          Ratio:
                        ------------------    ---------------    -------------------
  Current Period           3,499,413.96        50,937,359.85            6.87%
  Prior Period             4,121,406.32        54,067,333.98            7.62%
  Second Prior Period      4,325,654.58        56,820,939.99            7.61%

                               ADCPB         Delinquency Ratio
                           ------------      -----------------
  Current                    47,437,946               93.13%
  31-60 Days Past Due         2,147,515                4.22%
  61-90 Days Past Due         1,017,976                2.00%
  91+ Days Past Due             333,923                0.66%
                           ------------              -------
  TOTAL                      50,937,360              100.00%

Substitution Limits

  ADCPB as of Cut-Off Date                                        269,284,343.00
  Maximum Substitution (10% of Initial)                            26,928,434.30

  Prior month Cumulative ADCPB Substituted                         11,716,915.67
  Current month ADCPB Substituted                                   1,082,686.64
                                                                  --------------
  Cumulative ADCPB Substituted                                     12,799,602.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002**


Available Amount to Note Holders:                                                               4,466,602.68

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                          --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                         --
(iii)     Aggregate of:
            (a) Unreimbursed Servicer Advances                                                     23,553.02
            (b) Servicer Fees from current and prior Collection Period                             32,530.16
            (c) Servicing Charges inadvertantly deposited in Collection Account                         --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                             9,404.73
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                     --
            Class A-2 Note Interest                                                                     --
            Class A-3 Note Interest                                                                     --
            Class A-4 Note Interest                                                               307,937.84

(viii)    Class B-1 Note Interest                                                                   7,722.40
(ix)      Class B-2 Note Interest                                                                   5,835.61
(x)       Class B-3 Note Interest                                                                   4,620.59
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                     --
            Class A-2 Principal Distribution Amount                                                     --
            Class A-3 Principal Distribution Amount                                                     --
            Class A-4 Principal Distribution Amount                                             3,841,552.85
(xii)     Note Insurer Reimbursement Amount                                                             --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            83,512.03
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal            41,756.01
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            52,195.02
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                          --
(xviii)   Remaining Amount to Residual Holder                                                      55,565.76


          Reviewed By:



          --------------------------------------------------------------------
          Joel Cappon
          Controller, American Express Business Finance

** The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


AVAILABLE FUNDS
  Collection Account balance, as of January 31, 2002                                            203,245.99
  Add: Investment earnings on amounts in Collection Account                                       1,032.11
  Add: Payments due Collection Account from last 3 business days of Collection Period           824,193.70
  Less: Amounts inadvertantly deposited into collection account                                       --
  Add: Additional contribution for terminated trade-ups and rebooked leases                           --
  Add: Servicer Advance on current Determination Date                                         3,438,130.88
                                                                                             -------------
   Available Funds on Payment Date                                                            4,466,602.68
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,466,602.68

INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,466,602.68

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                             23,553.02
  Unreimbursed Servicer Advances paid                                                            23,553.02
                                                                                             -------------
   Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,443,049.66

SERVICER FEES
  Servicer Fees due                                                                              32,530.16
  Servicer Fees paid                                                                             32,530.16
                                                                                             -------------
   Servicer Fees remaining unpaid                                                                     --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,410,519.50

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,410,519.50

PREMIUM AMOUNT
  Premium Amount due                                                                              9,404.73
  Premium Amount paid                                                                             9,404.73
                                                                                             -------------
   Premium Amount remaining unpaid                                                                    --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,401,114.77

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                         416.67
  Indenture Trustee Fee paid                                                                        416.67
                                                                                             -------------
   Indenture Trustee Fee remaining unpaid                                                             --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,400,698.10

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                                --
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                             -------------
  Total Indenture Trustee Expenses paid                                                               --
                                                                                             -------------
   Indenture Trustee Expenses unpaid                                                                  --
 REMAINING AVAILABLE FUNDS                                                                    4,400,698.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                                             --
  Class A-2 Note Interest                                                                             --
  Class A-3 Note Interest                                                                             --
  Class A-4 Note Interest                                                                       307,937.84
                                                                                             -------------
   Total Class A Interest due                                                                   307,937.84
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,092,760.26

CLASS B-1 NOTE INTEREST
  Class B-1 Note Interest due                                                                     7,722.40
  Class B-1 Note Interest paid                                                                    7,722.40
                                                                                             -------------
   Class B-1 Note Interest remaining unpaid                                                           --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,085,037.86

CLASS B-2 NOTE INTEREST
  Class B-2 Note Interest due                                                                     5,835.61
  Class B-2 Note Interest paid                                                                    5,835.61
                                                                                             -------------
   Class B-2 Note Interest remaining unpaid                                                           --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,079,202.26

CLASS B-3 NOTE INTEREST
  Class B-3 Note Interest due                                                                     4,620.59
  Class B-3 Note Interest paid                                                                    4,620.59
                                                                                             -------------
   Class B-3 Note Interest remaining unpaid                                                           --
                                                                                             -------------
 REMAINING AVAILABLE FUNDS                                                                    4,074,581.67

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                              3,841,552.85
  Class A Note Principal Balance as of preceding Payment Date                                64,489,600.11
                                                                                             -------------
  Class A Base Principal Distribution Amount paid                                             3,841,552.85
                                                                                             -------------
   Class A Base Principal Distribution Amount remaining unpaid                                        --

  Class A-1 Note Principal Balance as of preceding Payment Date                                       --
  Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             -------------
   Class A-1 Note Principal Balance after distribution on Payment Date                                --

 Remaining Class A Base Principal Distribution Amount                                         3,841,552.85
                                                                                             -------------

  Class A-2 Note Principal Balance as of preceding Payment Date                                       --
  Class A-2 Base Principal Distribution Amount paid                                                   --
                                                                                             -------------
   Class A-2 Note Principal Balance after distribution on Payment Date                                --

 Remaining Class A Base Principal Distribution Amount                                         3,841,552.85
                                                                                             -------------

  Class A-3 Note Principal Balance as of preceding Payment Date                                       --
  Class A-3 Base Principal Distribution Amount paid                                                   --
                                                                                             -------------
   Class A-3 Note Principal Balance after distribution on Payment Date                                --

 Remaining Class A Base Principal Distribution Amount                                         3,841,552.85
                                                                                             -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


  Class A-4 Note Principal Balance as of preceding Payment Date                              64,489,600.11
  Class A-4 Base Principal Distribution Amount paid                                           3,841,552.85
                                                                                             -------------
   Class A-4 Note Principal Balance after distribution on Payment Date                       60,648,047.25

 REMAINING AVAILABLE FUNDS                                                                      233,028.81

NOTE INSURER REIMBURSEMENT AMOUNT
  Note Insuer Reimbursement Amount due                                                                --
  Note Insuer Reimbursement Amount paid                                                               --
                                                                                             -------------
   Note Insuer Reimbursement Amount remaining unpaid                                                  --
 REMAINING AVAILABLE FUNDS                                                                      233,028.81

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
  Class B-1 Note Principal Balance as of preceding Payment Date                               1,401,947.95
  Class B-1 Base Principal Distribution due                                                      83,512.03
  Class B-1 Base Principal Distribution paid                                                     83,512.03
                                                                                             -------------
   Class B-1 Base Principal Distribution remaining unpaid                                             --
   Class B-1 Note Principal Balance after distribution on Payment Date                        1,318,435.92
 REMAINING AVAILABLE FUNDS                                                                      149,516.79

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
  Class B-2 Note Principal Balance as of preceding Payment Date                                 700,973.97
  Class B-2 Base Principal Distribution due                                                      41,756.01
  Class B-2 Base Principal Distribution paid                                                     41,756.01
                                                                                             -------------
   Class B-2 Base Principal Distribution remaining unpaid                                             --
   Class B-2 Note Principal Balance after distribution on Payment Date                          659,217.96
 REMAINING AVAILABLE FUNDS                                                                      107,760.78

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
  Class B-3 Note Principal Balance as of preceding Payment Date                                 876,217.47
  Class B-3 Base Principal Distribution due                                                      52,195.02
  Class B-3 Base Principal Distribution paid                                                     52,195.02
                                                                                             -------------
   Class B-3 Base Principal Distribution remaining unpaid                                             --
   Class B-3 Note Principal Balance after distribution on Payment Date                          824,022.45
 REMAINING AVAILABLE FUNDS                                                                       55,565.76

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
  Indenture Trustee Expenses unpaid per above                                                         --
  Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             -------------
   Remaining Indenture Trustee Expenses unpaid                                                        --
 REMAINING AVAILABLE FUNDS                                                                       55,565.76

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement due                                            --
  Other Amounts Due Servicer under Servicing Agreement paid                                           --
                                                                                             -------------
   Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
 REMAINING AVAILABLE FUNDS                                                                       55,565.76

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                55,565.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2002





                     Initial         Beginning           Base         Additional         Total           Ending         Ending
                    Principal        Principal         Principal      Principal       Principal        Principal      Certificate
     Class           Balance          Balance        Distribution    Distribution    Distribution        Balance        Factor
---------------   --------------   --------------   --------------   ------------   --------------   --------------   -----------

Class A-1          70,688,994.00             --               --             --               --               --       0.0000000
Class A-2          57,258,085.00             --               --             --               --               --       0.0000000
Class A-3          48,068,516.00             --               --             --               --               --       0.0000000
Class A-4          84,119,903.00    64,489,600.11     3,841,552.85           --       3,841,552.85    60,648,047.25     0.7209714
                  --------------   --------------   --------------   ------------   --------------   --------------   -----------
  Total Class A   260,135,498.00    64,489,600.11     3,841,552.85           --       3,841,552.85    60,648,047.25     0.2331402
Class B-1           5,655,120.00     1,401,947.95        83,512.03           --          83,512.03     1,318,435.92     0.2331402
Class B-2           2,827,560.00       700,973.97        41,756.01           --          41,756.01       659,217.96     0.2331402
Class B-3           3,534,450.00       876,217.47        52,195.02           --          52,195.02       824,022.45     0.2331402
                  --------------   --------------   --------------   ------------   --------------   --------------
  Total           272,152,628.00    67,468,739.50     4,019,015.91           --       4,019,015.91    63,449,723.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                           78,072,377.59
   ADCPB, end of Collection Period                                                 74,053,361.68
                                                                                   -------------
    Base Principal Amount                                                           4,019,015.91

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                  4,188,019.10
   Servicing Advances collected during the current Collection Period                4,164,466.08
                                                                                   -------------
    Unreimbursed Servicing Advances as of current Determination Date                   23,553.02

CALCULATION OF INTEREST DUE

                   Beginning                      Current                             Total
                   Principal       Interest       Interest          Overdue          Interest
     Class          Balance          Rate           Due             Interest           Due
   ---------     -------------     --------     -------------     -------------    -------------

   Class A-1              --        4.9670%              --                --               --
   Class A-2              --        5.4500%              --                --               --
   Class A-3              --        5.5400%              --                --               --
   Class A-4     64,489,600.11      5.7300%        307,937.84              --         307,937.84
   Class B-1      1,401,947.95      6.6100%          7,722.40              --           7,722.40
   Class B-2        700,973.97      9.9900%          5,835.61              --           5,835.61
   Class B-3        876,217.47      6.3280%          4,620.59              --           4,620.59
                 -------------      ------      -------------     -------------    -------------
                 67,468,739.50      5.8003%        326,116.43              --         326,116.43

CALCULATION OF PRINCIPAL DUE

                    Base              Base                            Total
                  Principal        Principal        Overdue         Principal
     Class       Amount Pct.         Amount         Principal          Due
   ---------     -----------     -------------     -----------    -------------
   Class A           95.584%      3,841,552.85            --       3,841,552.85
   Class B-1          2.078%         83,512.03            --          83,512.03
   Class B-2          1.039%         41,756.01            --          41,756.01
   Class B-3          1.299%         52,195.02            --          52,195.02
                                 -------------     -----------    -------------
                                  4,019,015.91            --       4,019,015.91

CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                          78,072,377.59
   Servicer Fee Rate                                                                       0.500%
   One-twelfth                                                                              1/12
                                                                                   -------------
   Servicer Fee due current period                                                     32,530.16
   Prior Servicer Fee arrearage                                                             --
                                                                                   -------------
   Servicer Fee due                                                                    32,530.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period      64,489,600.11
   Premium Rate                                                                            0.175%
   One-twelfth                                                                              1/12
                                                                                   -------------
   Premium Amount due Current Period                                                    9,404.73
   Prior Premium Amount arrearage                                                           --
                                                                                   -------------
    Total Premium Amount due                                                            9,404.73

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                               416.67
   Prior Indenture Trustee Fee arrearage                                                    --
                                                                                   -------------
    Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                           --
   Prior Indenture Trustee Expenses arrearage                                               --
                                                                                   -------------
    Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                    --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                   -------------
    Total Other Amounts Due Servicer under Servicing Agreement                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002




RESTRICTING EVENT DETERMINATION:

                                                                                           Yes/No
                                                                                           ------
  A) Event of Servicer Termination (Yes/No)                                                  No
  B) Note Insuer has Made a Payment (Yes/No)                                                 No
  C) Gross Charge Off Event has Occurred (Yes/No)                                            No
  D) Delinquency Trigger Event has Occurred (Yes/No)                                         No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                           Yes/No
                                                                                           ------
  A) Failure to distribute to the Noteholders all or part of any payment of
     Interest requried to be made under the terms of such Notes or the Indenture
     when due; and,                                                                          No
  B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on depositin the Collection
     Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date,
     the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
     the case may be, on any remaining principal owed on the outstanding Class A-1
     Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes,
     Class B-2 Notes, or Class B-3 Notes, as the case may be.                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                                                        Event                                              Yes/No
  ----------   ---------------------------------------------------------------------------------------------------   ------
  6.01(i)      Failue to make payment requried                                                                         No
  6.01(ii)     Failue to submit Monthly Statement                                                                      No
  6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
  6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
  6.01(v)      Servicer files a volunatry petition for bankruptcy                                                      No
  6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days     No
  6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
  6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


Gross Charge Event Calculation:

                                                                     Result
                                                                 --------------
  Gross Charge Off Ratio Current Period                                   -0.26%
  Gross Charge Off Ratio Prior Period                                     -0.50%
  Gross Charge Off Ratio Second Prior Period                              -1.33%
                                                                          -----
  Average of Gross Charge Off Ratio for Three Periods                     -0.69%
  Maximum Allowed                                                          2.50%

  Gross Charge Off Ratio:

                          ADCPB of                                                  Gross Charge Off
                        All Defaulted      Less                    End of Month    Ratio: Charge Offs/
                          Contracts     Recoveries   Charge Offs       ADCPB              ADCPB
                        -------------   ----------   -----------   -------------   -------------------

  Current Period          142,191.22    157,955.59    -15,764.37   74,053,361.68                -0.26%
  Prior Period                  0.00     32,337.87    -32,337.87   78,072,377.59                -0.50%
  Second Prior Period      17,838.87    109,521.81    -91,682.94   82,648,714.04                -1.33%


Delinquency Event Calculation:

                                                                     Results
                                                                 --------------
  Delinquency Trigger Ratio Current Period                                 6.28%
  Delinquency Trigger Ratio Prior Period                                   7.87%
  Delinquency Trigger Ratio Second Prior Period                            7.69%
                                                                           ----
  Average of Delinquency Trigger Ratios                                    7.28%
  Maximum Allowed                                                          7.50%

  Delinquency Trigger Ratio:

                                A                    B                  A/B
                                -                    -                  ---
                             ADCPB of            ADCPB of
                        Contract > 30 Days     All Contracts     Delinquency Trigger
                             Past Due         As of Month-End          Ratio:
                        ------------------    ---------------    -------------------
  Current Period           4,658,938.48        74,184,691.16                   6.28%
  Prior Period             6,146,183.90        78,083,154.09                   7.87%
  Second Prior Period      6,352,158.50        82,648,714.04                   7.69%

                                ADCPB      Delinquency Ratio
                             ----------    -----------------
  Current                    69,525,753               93.72%
  31-60 Days Past Due         2,951,367                3.98%
  61-90 Days Past Due         1,405,563                1.89%
  91+ Days Past Due             302,008                0.41%
                             ----------             -------
  TOTAL                      74,184,691              100.00%

Substitution Limits

  ADCPB as of Cut-Off Date                                       226,204,781.43
  ADCPB added during Prefunding period                            56,551,485.09
                                                                 --------------
  Total Initial ADCPB                                            282,756,266.53
  Maximum Substitution (10% of Initial)                           28,275,626.65

  Prior month Cumulative ADCPB Substituted                        25,006,796.06
  Current month ADCPB Substituted                                  1,885,161.81
                                                                 --------------
  Cumulative ADCPB Substituted                                    26,891,957.87

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002 **


Available Amount to Note Holders:                                                                3,672,614.38
Reserve Account balance, beginning                                                                 187,690.53

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                           --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                          --
(iii)     Aggregate of:
            (a) Unreimbursed Servicer Advances                                                      33,733.43
            (b) Servicer Fees from current and prior Collection Period                              33,700.64
            (c) Servicing Charges inadvertantly deposited in Collection Account                          --
(iv)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                  --

(vi)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                      --
            Class A-2 Note Interest                                                                      --
            Class A-3 Note Interest                                                                      --
            Class A-4 Note Interest                                                                347,468.16
(vii)     Class B Note Interest                                                                     51,833.08
(viii)    Class C Note Interest                                                                     38,633.65
(ix)      Class D Note Interest                                                                     11,793.81

(x)       Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                      --
            Class A-2 Principal Distribution Amount                                                      --
            Class A-3 Principal Distribution Amount                                                      --
            Class A-4 Principal Distribution Amount                                              2,617,179.30
(xi)      Class B Base Principal Distribution Amount                                               247,355.36
(xii)     Class C Base Principal Distribution Amount                                               167,563.31
(xiii)    Class D Base Principal Distribution Amount                                                39,896.03
(xv)      Class E Note Interest                                                                      8,718.93
(xvi)     Class E Principal Distribution Amount                                                     43,087.71
(xviii)   Reserve Account Reimbursement/(Withdrawal)                                                31,234.30
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  --
(xx)      Remaining Amount to Residual Holder                                                            --


Reserve Account balance, ending                                                                    218,924.83

Disbursements from Reserve Account:
          Interest earned on Reserve Account to Residual Holder                                          --

          Reviewed By:



          --------------------------------------------------------------------
          JOEL CAPPON
          CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



AVAILABLE FUNDS
  Collection Account balance, as of January 31, 2002                                              557,291.90
  Add: Investment earnings on amounts in Collection Account                                         1,897.54
  Add: Payments due Collection Account from last 3 business days of Collection Period             610,544.54
  Less: Amounts inadvertantly deposited into collection account                                         --
  Add: Additional contribution for terminated trade-ups and rebooked leases                             --
  Add: Servicer Advance on current Determination Date                                           2,502,880.40
                                                                                               -------------
  AVAILABLE FUNDS ON PAYMENT DATE                                                               3,672,614.38
  Reserve Account balance                                                                         187,690.53
                                                                                               -------------
  TOTAL AVAILABLE FUNDS                                                                         3,860,304.91

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                    --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,860,304.91

Indemnity Payments paid inadvertantly deposited in Collection Account                                   --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,860,304.91

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                               33,733.43
  Unreimbursed Servicer Advances paid                                                              33,733.43
                                                                                               -------------
   Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,826,571.48

SERVICER FEES
  Servicer Fees due                                                                                33,700.64
  Servicer Fees paid                                                                               33,700.64
                                                                                               -------------
   Servicer Fees remaining unpaid                                                                       --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,792,870.84

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,792,870.84

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                           416.67
  Indenture Trustee Fee paid                                                                          416.67
                                                                                               -------------
   Indenture Trustee Fee remaining unpaid                                                               --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,792,454.17

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                                  --
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                               75,000.00
                                                                                               -------------
  Total Indenture Trustee Expenses paid                                                                 --
                                                                                               -------------
   Indenture Trustee Expenses unpaid                                                                    --
 REMAINING AVAILABLE FUNDS                                                                      3,792,454.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                                               --
  Class A-2 Note Interest                                                                               --
  Class A-3 Note Interest                                                                               --
  Class A-4 Note Interest                                                                         347,468.16
   Total Class A Interest due                                                                     347,468.16
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,444,986.01

CLASS B NOTE INTEREST
  Class B Note Interest due                                                                        51,833.08
  Class B Note Interest paid                                                                       51,833.08
                                                                                               -------------
   Class B Note Interest remaining unpaid                                                               --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,393,152.93

CLASS C NOTE INTEREST
  Class C Note Interest due                                                                        38,633.65
  Class C Note Interest paid                                                                       38,633.65
                                                                                               -------------
   Class C Note Interest remaining unpaid                                                               --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,354,519.28

CLASS D NOTE INTEREST
  Class D Note Interest due                                                                        11,793.81
  Class D Note Interest paid                                                                       11,793.81
                                                                                               -------------
   Class D Note Interest remaining unpaid                                                               --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                      3,342,725.46

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                                2,554,367.00
  Class A Note Principal Balance as of preceding Payment Date                                  59,736,647.15
                                                                                               -------------
  Class A Base Principal Distribution Amount paid                                               2,554,367.00
                                                                                               -------------
   Class A Base Principal Distribution Amount remaining unpaid                                          --

  Class A-1 Note Principal Balance as of preceding Payment Date                                         --
  Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               -------------
   Class A-1 Note Principal Balance after distribution                                                  --
                                                                                               -------------

  Remaining Class A Base Principal Distribution Amount                                          2,554,367.00
                                                                                               -------------

  Class A-2 Note Principal Balance as of preceding Payment Date                                         --
  Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                               -------------
   Class A-2 Note Principal Balance after distribution                                                  --

  Remaining Class A Base Principal Distribution Amount                                          2,554,367.00
                                                                                               -------------

  Class A-3 Note Principal Balance as of preceding Payment Date                                         --
  Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                               -------------
   Class A-3 Note Principal Balance after distribution                                                  --

  Remaining Class A Base Principal Distribution Amount                                          2,554,367.00
                                                                                               -------------

  Class A-4 Note Principal Balance as of preceding Payment Date                                59,736,647.15
  Class A-4 Base Principal Distribution Amount paid                                             2,554,367.00
                                                                                               -------------
   Class A-4 Note Principal Balance after distribution                                         57,182,280.15
 REMAINING AVAILABLE FUNDS                                                                        788,358.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



CLASS B BASE PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance as of preceding Payment Date                                   8,543,914.34
  Class B Base Principal Distribution due                                                         241,418.83
  Class B Base Principal Distribution paid                                                        241,418.83
                                                                                               -------------
   Class B Base Principal Distribution remaining unpaid                                                 --
   Class B Note Principal Balance after distribution on Payment Date                            8,302,495.51
 REMAINING AVAILABLE FUNDS                                                                        546,939.63

CLASS C BASE PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance as of preceding Payment Date                                   5,787,813.04
  Class C Base Principal Distribution due                                                         163,541.79
  Class C Base Principal Distribution paid                                                        163,541.79
                                                                                               -------------
   Class C Base Principal Distribution remaining unpaid                                                 --
   Class C Note Principal Balance after distribution on Payment Date                            5,624,271.25
 REMAINING AVAILABLE FUNDS                                                                        383,397.84

CLASS D BASE PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance as of preceding Payment Date                                   1,378,050.15
  Class D Base Principal Distribution due                                                          38,938.52
  Class D Base Principal Distribution paid                                                         38,938.52
                                                                                               -------------
   Class D Base Principal Distribution remaining unpaid                                                 --
   Class D Note Principal Balance after distribution on Payment Date                            1,339,111.63
 REMAINING AVAILABLE FUNDS                                                                        344,459.32

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Base Principal                                                 --
  Class A-1 Reallocated Principal Distribution                                                          --
                                                                                               -------------
   Class A-1 Note Principal Balance after Reallocation                                                  --
 Remaining Available Funds                                                                        344,459.32
                                                                                               -------------
  Class A-2 Note Principal Balance after Base Principal                                                 --
  Class A-2 Reallocated Principal Distribution                                                          --
                                                                                               -------------
   Class A-2 Note Principal Balance after Reallocation                                                  --
 Remaining Available Funds                                                                        344,459.32
                                                                                               -------------
  Class A-3 Note Principal Balance after Base Principal                                                 --
  Class A-3 Reallocated Principal Distribution                                                          --
                                                                                               -------------
   Class A-3 Note Principal Balance after Reallocation                                                  --
 Remaining Available Funds                                                                        344,459.32
                                                                                               -------------
  Class A-4 Note Principal Balance after Base Principal                                        57,182,280.15
  Class A-4 Reallocated Principal Distribution                                                          --
                                                                                               -------------
   Class A-4 Note Principal Balance after Reallocation                                         57,182,280.15

 REMAINING AVAILABLE FUNDS                                                                        344,459.32

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Base Principal                                           8,302,495.51
  Class B Reallocated Principal Distribution paid                                                       --
                                                                                               -------------
   Class B Note Principal Balance after Reallocation                                            8,302,495.51
REMAINING AVAILABLE FUNDS                                                                         344,459.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Base Principal                                           5,624,271.25
  Class C Reallocated Principal Distribution paid                                                       --
                                                                                               -------------
   Class C Note Principal Balance after Reallocation                                            5,624,271.25
 REMAINING AVAILABLE FUNDS                                                                        344,459.32

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Base Principal                                           1,339,111.63
  Class D Reallocated Principal Distribution paid                                                       --
   Class D Note Principal Balance after Reallocation                                            1,339,111.63
 REMAINING AVAILABLE FUNDS                                                                        344,459.32

CLASS E NOTE INTEREST
  Class E Note Interest due                                                                         8,718.93
  Class E Note Interest paid                                                                        8,718.93
                                                                                               -------------
   Class E Note Interest remaining unpaid                                                               --
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                        335,740.40

CLASS E BASE PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance as of preceding Payment Date                                   1,488,294.72
  Class E Base Principal Distribution due                                                          42,053.60
  Class E Base Principal Distribution paid                                                         42,053.60
                                                                                               -------------
   Class E Base Principal Distribution remaining unpaid                                                 --
   Class E Note Principal Balance after distribution on Payment Date                            1,446,241.12
 REMAINING AVAILABLE FUNDS                                                                        293,686.79

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Base Principal                                           1,446,241.12
  Class E Reallocated Principal Distribution paid                                                       --
   Class E Note Principal Balance after Reallocation                                            1,446,241.12
 REMAINING AVAILABLE FUNDS                                                                        293,686.79

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Reallocated Principal                                          --
  Class A-1 Supplemental Principal Distribution                                                         --
                                                                                               -------------
   Class A-1 Note Principal Balance after Supplemental                                                  --
 Remaining Available Funds                                                                        293,686.79
                                                                                               -------------
  Class A-2 Note Principal Balance after Reallocated Principal                                          --
  Class A-2 Supplemental Principal Distribution                                                         --
                                                                                               -------------
   Class A-2 Note Principal Balance after Supplemental                                                  --
 Remaining Available Funds                                                                        293,686.79
                                                                                               -------------
  Class A-3 Note Principal Balance after Reallocated Principal                                          --
  Class A-3 Supplemental Principal Distribution                                                         --
                                                                                               -------------
   Class A-3 Note Principal Balance after Supplemental                                                  --
 Remaining Available Funds                                                                        293,686.79
                                                                                               -------------
  Class A-4 Note Principal Balance after Reallocated Principal                                 57,182,280.15
  Class A-4 Supplemental Principal Distribution                                                    62,812.30
                                                                                               -------------
   Class A-4 Note Principal Balance after Supplemental                                         57,119,467.85
 REMAINING AVAILABLE FUNDS                                                                        230,874.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Reallocated Principal                                    8,302,495.51
  Class B Supplemental Principal Distribution paid                                                  5,936.53
                                                                                               -------------
   Class B Note Principal Balance after Supplemental                                            8,296,558.98
 REMAINING AVAILABLE FUNDS                                                                        224,937.96

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Reallocated Principal                                    5,624,271.25
  Class C Supplemental Principal Distribution paid                                                  4,021.52
                                                                                               -------------
   Class C Note Principal Balance after Supplemental                                            5,620,249.73
 REMAINING AVAILABLE FUNDS                                                                        220,916.44

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Reallocated Principal                                    1,339,111.63
  Class D Supplemental Principal Distribution paid                                                    957.50
                                                                                               -------------
   Class D Note Principal Balance after Supplemental                                            1,338,154.13
 REMAINING AVAILABLE FUNDS                                                                        219,958.94

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Reallocated Principal                                    1,446,241.12
  Class E Supplemental Principal Distribution paid                                                  1,034.10
                                                                                               -------------
   Class E Note Principal Balance after Supplemental                                            1,445,207.02
 REMAINING AVAILABLE FUNDS                                                                        218,924.83

RESERVE FUND
  Required Reserve Fund Amount                                                                  1,751,034.78
  Reserve Account Balance, Ending                                                                 218,924.83
  Reserve Account Deposit/(Withdrawal)                                                             31,234.30
                                                                                               -------------
 REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
  Indenture Trustee Expenses unpaid per above                                                           --
  Remaining Indenture Trustee Expenses paid                                                             --
                                                                                               -------------
   Remaining Indenture Trustee Expenses unpaid                                                          --
 REMAINING AVAILABLE FUNDS                                                                              --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                            80,881,542.49
   ADCPB, end of Collection Period                                                  77,766,460.78
                                                                                   --------------
    Base Principal Amount                                                            3,115,081.71

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                   2,691,228.37
   Servicing Advances collected during the current Collection Period                 2,657,494.94
                                                                                   --------------
    Unreimbursed Servicing Advances as of current Determination Date                    33,733.43



CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                           80,881,542.49
   Servicer Fee Rate                                                                        0.500%
   One-twelfth                                                                               1/12
                                                                                   --------------
   Servicer Fee due current period                                                      33,700.64
   Prior Servicer Fee arrearage                                                              --
                                                                                   --------------
   Servicer Fee due                                                                     33,700.64

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                416.67
   Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   --------------
   Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                            --
   Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   --------------
   Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                     --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   --------------
   Total Other Amounts Due Servicer under Servicing Agreement                                --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
   Current                                                    73,942,806.37                95.08%
    31 - 60 days past due                                      2,074,420.82                 2.67%
    61 - 90 days past due                                        691,568.36                 0.89%
    91+ days past due                                          1,060,068.13                 1.36%
                                                             -------------
                                                             77,768,863.67

GROSS CHARGE OFF
   ADCPB of All Defaulted Contracts                                                     63,954.48
   Less Recoveries                                                                      65,598.18
                                                                                   --------------
   Total Charge Offs for the period                                                     (1,643.70)

   End of Month ADCPB                                                               77,766,460.78
   Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                          0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                     Initial         of Period      Interest                     Interest
    Class            Balance          Balance         Rate      Interest Due       Paid
-------------------------------------------------------------------------------------------
    A-1           30,818,212.00             0.00     5.855%            0.00           0.00
    A-2           31,956,385.00             0.00     6.460%            0.00           0.00
    A-3           18,823,624.00             0.00     6.700%            0.00           0.00
    A-4           61,986,631.00    59,736,647.15     6.980%      347,468.16     347,468.16
-------------------------------------------------------------------------------------------
  Class A        143,584,852.00    59,736,647.15      6.98%      347,468.16     347,468.16
-------------------------------------------------------------------------------------------
     B            13,570,520.00     8,543,914.34     7.280%       51,833.08      51,833.08
     C             9,192,933.00     5,787,813.04     8.010%       38,633.65      38,633.65
     D             2,188,793.00     1,378,050.15    10.270%       11,793.81      11,793.81
     E             2,363,897.00     1,488,294.72     7.030%        8,718.93       8,718.93
-------------------------------------------------------------------------------------------
Total Notes      170,900,995.00    76,934,719.41      7.15%      458,447.64     458,447.64
-------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning       (Monthly)      (Reallocated)    (Supplemental)       Total             End           Ending
                   of Period       Principal        Principal        Principal        Principal        of Period      Certificate
    Class           Balance          Paid             Paid             Paid             Paid            Balance         Factor
---------------------------------------------------------------------------------------------------------------------------------
    A-1                   0.00            0.00        0.00                0.00               0.00             0.00     0.0000000
    A-2                   0.00            0.00        0.00                0.00               0.00             0.00     0.0000000
    A-3                   0.00            0.00        0.00                0.00               0.00             0.00     0.0000000
    A-4          59,736,647.15    2,554,367.00        0.00           62,812.30       2,617,179.30    57,119,467.85     0.9214804
---------------------------------------------------------------------------------------------------------------------------------
  Class A        59,736,647.15    2,554,367.00        0.00           62,812.30       2,617,179.30    57,119,467.85
---------------------------------------------------------------------------------------------------------------------------------
     B            8,543,914.34      241,418.83        0.00            5,936.53         247,355.36     8,296,558.98     0.6113663
     C            5,787,813.04      163,541.79        0.00            4,021.52         167,563.31     5,620,249.73     0.6113663
     D            1,378,050.15       38,938.52        0.00              957.50          39,896.03     1,338,154.13     0.6113662
     E            1,488,294.72       42,053.60        0.00            1,034.10          43,087.71     1,445,207.02     0.6113663
---------------------------------------------------------------------------------------------------------------------------------
Total Notes      76,934,719.41    3,040,319.74        0.00           74,761.96       3,115,081.71    73,819,637.70
---------------------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002



PRINCIPAL PAYMENT CALCULATION

                            Investor       Investor        Investor                      Supplemental
            (defined)        Monthly      Reallocated    Supplemental        Total        Percentage
              Class        Principal       Principal       Principal       Principal     of Principal
  Class     Percentage       Amount         Amount          Amount           Amount       Allocated
-----------------------------------------------------------------------------------------------------
    A         82.00%      2,554,367.00       0.00          62,812.30     2,617,179.30          84.02%
    B          7.75%        241,418.83       0.00           5,936.53       247,355.36           7.94%
    C          5.25%        163,541.79       0.00           4,021.52       167,563.31           5.38%
    D          1.25%         38,938.52       0.00             957.50        39,896.03           1.28%
    E          1.35%         42,053.60       0.00           1,034.10        43,087.71           1.38%
-----------------------------------------------------------------------------------------------------
                          3,040,319.74       0.00          74,761.96     3,115,081.71         100.00%
-----------------------------------------------------------------------------------------------------


FLOOR CALCULATION

                  Class        Floor Hit?         Floored
  Class           Floors         (Y/N)          Prin Amount
-----------------------------------------------------------
    A                                               N/A
    B                 --          No            241,418.83
    C                 --          No            163,541.79
    D                 --          No             38,938.52
    E                 --          No             42,053.60
-----------------------------------------------------------


(Retained) Certificate Balance           3,946,823.08
Initial OC Percentage                           2.40%

Overcollateralization Balance (prior)                    3,946,823.08
Overcollateralization Balance (current)                  3,946,823.08
Unfunded Loss Amount                                             0.00
Cumulative Loss Amount                                           0.00
Available Funds+Collection Account-Servicing             3,792,454.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------
     A) Failure to distribute to the Noteholders all or part of any payment of
        Interest required to be made under the terms of such Notes or the Indenture
        when due; and,                                                                           No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
        Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
        A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
        Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
        Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
        Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
        Class D Notes, or Class E Notes, as the case may be.                                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                                  Event                                                    Yes/No
     ---------   ----------------------------------------------------------------------------------------------------   ------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                         No
     6.01(ii)    Failure to submit Monthly Statement                                                                      No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


Available Funds                                                                                         $3,808,375.34
Deposit from Reserve Account                                                                            $  280,391.73
                                                                                                        -------------
Total Available Amount to Note Holders:                                                                 $4,088,767.07

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)      Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account      $        0.00
(ii)     Indemnity Payments paid inadvertently deposited in Collection Account                          $        0.00
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances (Other than current Collection Period)                    $   32,606.10
           (b) Servicer Fees from current and prior Collection Period                                   $   64,407.72
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    $      416.67
(v)      Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                             $        0.00

(vi)     Class A-1 through A-2 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                      $  263,673.99
           Class A-2 Note Interest                                                                      $  644,910.00
(vii)    Class B Note Interest                                                                          $   84,365.23

(viii)   Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                      $2,716,635.44
           Class A-2 Principal Distribution Amount                                                      $        0.00
(ix)     Class B Base Principal Distribution Amount                                                     $  218,681.08
(x)      Supplemental Interest Reserve Account addition amount                                          $   63,070.85
(xi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  $        0.00
(xii)    Excess to Trust Certificate Holder                                                             $        0.00



         Reviewed By:



         --------------------------------------------------------------------
         Joel Cappon
         Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


AVAILABLE FUNDS
  Collection Account balance, as of January 31, 2002                                       1,498,665.68
  Investment earnings on amounts in Collection Account                                         3,685.79
  Payments due Collection Account from last 3 business days of Collection Period             983,599.93
  Servicer Advance on current Determination Date                                           1,322,423.94
  Additional Contribution for loss on termination                                                  0.00
  Deposit from Reserve Account                                                               280,391.73
  Deposit from Letter of Credit Account                                                            0.00
  AVAILABLE FUNDS ON PAYMENT DATE                                                          4,088,767.07

Initial Unpaid Amounts inadvertently deposited in Collection Account                               0.00
REMAINING AVAILABLE FUNDS                                                                  4,088,767.07

Indemnity Payments paid inadvertently deposited in Collection Account                              0.00
REMAINING AVAILABLE FUNDS                                                                  4,088,767.07

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                          32,606.10
  Unreimbursed Servicer Advances paid                                                         32,606.10
                                                                                          -------------
   Unreimbursed Servicer Advances remaining unpaid                                                 0.00
REMAINING AVAILABLE FUNDS                                                                  4,056,160.97

SERVICER FEES
  Servicer Fees due                                                                           64,407.72
  Servicer Fees paid                                                                          64,407.72
                                                                                          -------------
   Servicer Fees remaining unpaid                                                                  0.00
REMAINING AVAILABLE FUNDS                                                                  3,991,753.25

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     0.00
REMAINING AVAILABLE FUNDS                                                                  3,991,753.25

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                      416.67
  Indenture Trustee Fee paid                                                                     416.67
                                                                                          -------------
   Indenture Trustee Fee remaining unpaid                                                          0.00
REMAINING AVAILABLE FUNDS                                                                  3,991,336.58

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                             0.00
  Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                   75,000.00
  Total Indenture Trustee Expenses paid                                                            0.00
                                                                                          -------------
   Indenture Trustee Expenses unpaid                                                               0.00
REMAINING AVAILABLE FUNDS                                                                  3,991,336.58

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest due                                                                263,673.99
  Class A-1 Note Interest paid                                                               263,673.99
                                                                                          -------------
   Class A-1 Interest remaining unpaid                                                             0.00
  Class A-2 Note Interest due                                                                644,910.00
  Class A-2 Note Interest paid                                                               644,910.00
                                                                                          -------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


   Class A-2 Interest remaining unpaid                                                             0.00
REMAINING AVAILABLE FUNDS                                                                  3,082,752.60

CLASS B NOTE INTEREST
  Class B Note Interest due                                                                   84,365.23
  Class B Note Interest paid                                                                  84,365.23
                                                                                          -------------
   Class B Note Interest remaining unpaid                                                          0.00
REMAINING AVAILABLE FUNDS                                                                  2,998,387.37

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance as of preceding Payment Date                           42,244,163.35
  Class A-1 Base Principal Distribution due                                                2,716,635.44
  Class A-1 Base Principal Distribution Amount paid                                        2,716,635.44
                                                                                          -------------
   Class A-1 Base Principal Distribution remaining unpaid                                          0.00
   Class A-1 Note Principal Balance after distribution on Payment Date                    39,527,527.91

  Class A-2 Note Principal Balance as of preceding Payment Date                           99,600,000.00
  Class A-2 Base Principal Distribution due                                                        0.00
  Class A-2 Base Principal Distribution Amount paid                                                0.00
                                                                                          -------------
   Class A-2 Base Principal Distribution remaining unpaid                                          0.00
   Class A-2 Note Principal Balance after distribution on Payment Date                    99,600,000.00
REMAINING AVAILABLE FUNDS                                                                    281,751.93

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
  Class B Note Principal Balance as of preceding Payment Date                             12,734,374.45
  Class B Base Principal Distribution due                                                    218,681.08
  Class B Base Principal Distribution paid                                                   218,681.08
                                                                                          -------------
   Class B Base Principal Distribution remaining unpaid                                            0.00
   Class B Note Principal Balance after distribution on Payment Date                      12,515,693.37
REMAINING AVAILABLE FUNDS                                                                     63,070.85

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
  Supplemental Interest Reserve Account Addition                                              63,070.85
REMAINING AVAILABLE FUNDS                                                                          0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
  Indenture Trustee Expenses unpaid per above                                                      0.00
  Remaining Indenture Trustee Expenses paid                                                        0.00
                                                                                          -------------
   Remaining Indenture Trustee Expenses unpaid                                                     0.00
REMAINING AVAILABLE FUNDS                                                                          0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
   Initial Reserve Account Balance                                                        2,122,248.40
   Plus: Earnings for Collection Period per Section 3.04(b)                                   3,489.57
   Less: Withdrawal per Section 3.04(c)                                                     280,391.73
    Ending Reserve Account Balance                                                        1,845,346.24


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
   Initial Letter of Credit Account Balance                                                       --
   Plus: Earnings for Collection Period                                                           --
   Plus: Additions from draws under Section 3.08(b)                                               --
   Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                            --
    Ending Letter of Credit Account Balance                                                       --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
   Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)          63,070.85
   Supplemental Interest Reserve Account Addition (Upto Supplemental Interest                63,070.85
    Required Amount)
   Supplemental Interest Reserve Account Distribution to Collection Account                       --


   Supplemental Interest Reserve Required Amount calculation
     Beginning Balance                                                                    1,026,870.89
     Plus: Additions (Upto 1% of Initial ADCPB)                                              63,070.85
     Plus: Earnings for Collection Period                                                     1,557.32
     Less: Required Distributions, To Collection Account                                          --
        Ending Supplemental Interest Reserve Account Balance                              1,091,499.06

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                            154,578,537.80
   ADCPB, end of Collection Period                                                  151,643,221.28
                                                                                   ---------------
    Base Principal Amount                                                             2,935,316.52

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                    1,455,111.10
   Servicing Advances collected during the current Collection Period                  1,422,505.00
                                                                                   ---------------
    Unreimbursed Servicing Advances as of current Determination Date                     32,606.10

CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                           154,578,537.80
   Servicer Fee Rate                                                                         0.500%
   One-twelfth                                                                                1/12
                                                                                   ---------------
   Servicer Fee due current period                                                       64,407.72
   Prior Servicer Fee arrearage                                                               --
                                                                                   ---------------
   Servicer Fee due                                                                      64,407.72

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                 416.67
   Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                   ---------------
   Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                             0.00
   Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                   ---------------
   Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                   ---------------
   Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning                                           Total        Total
                     Initial         of Period     Interest     Current      Overdue    Interest     Interest    Interest
    Class            Balance          Balance        Rate     Interest Due   Interest     Due          Paid      Shortfall
---------------------------------------------------------------------------------------------------------------------------
     A-1          75,000,000.00    42,244,163.35    7.490%     263,673.99      0.00    263,673.99   263,673.99        0.00
     A-2          99,600,000.00    99,600,000.00    7.770%     644,910.00      0.00    644,910.00   644,910.00        0.00
---------------------------------------------------------------------------------------------------------------------------
   Class A       174,600,000.00   141,844,163.35               908,583.99      0.00    908,583.99   908,583.99        0.00
---------------------------------------------------------------------------------------------------------------------------
      B           14,052,729.00    12,734,374.45    7.950%      84,365.23      0.00     84,365.23    84,365.23        0.00
---------------------------------------------------------------------------------------------------------------------------
 Total Notes     188,652,729.00   154,578,537.80               992,949.22      0.00    992,949.22   992,949.22        0.00
---------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning           Current                             End             Ending
                   of Period          Principal        Principal         of Period       Certificate
    Class           Balance              Due             Paid             Balance          Factor
-----------------------------------------------------------------------------------------------------
     A-1          42,244,163.35     2,716,635.44     2,716,635.44      39,527,527.91      0.52703371
     A-2          99,600,000.00             0.00             0.00      99,600,000.00      1.00000000
-----------------------------------------------------------------------------------------------------
   Class A       141,844,163.35     2,716,635.44     2,716,635.44     139,127,527.91
-----------------------------------------------------------------------------------------------------
      B           12,734,374.45       218,681.08       218,681.08      12,515,693.37      0.89062369
-----------------------------------------------------------------------------------------------------
 Total Notes     154,578,537.80     2,935,316.52     2,935,316.52     151,643,221.28
-----------------------------------------------------------------------------------------------------

                                  Beginning                      Base Principal      Principal
                  Principal       of Period         Overdue       Distribution        Payment
                   Percent         Balance         Principal         Amount            Amount
-------------------------------------------------------------------------------------------------
Class A              92.55%     141,844,163.35          0.00      2,716,635.44      2,716,635.44
Class B               7.45%      12,734,374.45          0.00        218,681.08        218,681.08
-------------------------------------------------------------------------------------------------


Base Principal Amount:                   2,935,316.52
Gross Charge Off Event?                            No
Available Funds less Fees:               3,991,336.58

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                             Yes/No
                                                                                             ------
     a) Failure to distribute to the Noteholders all or part of any payment of
        Interest required to be made under the terms of such Notes or the Indenture
        when due; and,                                                                         No
     b) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the
        Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
        Maturity Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
        Notes, Class B Notes, as the case may be.                                              No
     c) Failure on the part of the Trust duly to observe or perform in any material
        respect any other Covenants or Agreements.                                             No
     d) The Trust shall consent to the appointment of a Custodian, Receiver,
        Trustee, or Liquidator, etc.                                                           No
     e) The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any
        bankruptcy laws etc.                                                                   No
     f) A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or
        dismissed within 60 days thereafter, etc.                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                                 Event                                                     Yes/No
    ---------   ----------------------------------------------------------------------------------------------------   ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                         No
    6.01(ii)    Failure to submit Monthly Statement                                                                      No
    6.01(iii)   Failure to Observe Covenants or Agreements in Transaction Documents                                      No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002
** Amended 10-25-01



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
   Current                                                                147,584,207.86             97.32%
    31 - 60 days past due                                                   3,143,521.38              2.07%
    61 - 90 days past due                                                     915,492.04              0.60%
    91+ days past due                                                               0.00              0.00%
                                                                          --------------
                                                                          151,643,221.28


PUTBACK SUMMARY
   Defaults for Related Collection Period                                                       280,391.73
    Total Defaulted Contracts                                                                 3,134,922.62
   Recoveries from Reserve Account for Current Period                                           280,391.73
    Total Recoveries from Lessees                                                               223,797.44
    Total Recoveries from Reserve Account                                                     2,911,125.18
   Net Remaining Defaulted                                                                            0.00
   Recoveries from Source Recourse (Up to Available Source Recourse)                                  0.00
   Recoveries from Draw on Letter of Credit Account                                                   0.00


10% LIMITED RECOURSE AMOUNT
   Beginning Amount available under 10% limited recourse                                     19,238,909.32
   Beginning % available under 10% limited recourse                                                10.0000%
   Current months buy backs under 10% limited recourse obligation                                     0.00
   Cumulative amount bought back under 10% limited recourse obligation                                0.00
   Cumulative % bought back under 10% limited recourse obligation                                   0.0000%


LETTERS  OF CREDIT
   Beginning Value of the 2 Letters of Credit                                                20,000,000.00
   Amount of step down in the Letters of Credit                                                       0.00
   Ending Value of the 2 Letters of Credit                                                   20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                    (NO/YES)
                                                                                                --------
   (i)   Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):       No

   (ii)  Downgrade by Confirming bank - Deposit full amount of relevant LOC:
         Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)            No
         Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                           No

   (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:              No
         Deposit full amount of relevant LOC:
   Draw on Letters of Credit?                                                                      No

   If a draw on the letters of credit, amount deposited in Letter of Credit Account                   0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002
** Amended 10-25-01


GROSS CHARGE EVENT CALCULATION:                                                Result
                                                                          --------------
   Defaulted Contracts Current Period                                            280,392
   Total Defaulted Contracts Prior Period                                      2,854,531
                                                                          --------------
   Total ADCPB of all Defaulted Contracts                                      3,134,923
   Total Initial ADCPB                                                       188,652,729
                                                                          --------------
    % Total Defaulted                                                               1.66%
   Maximum Allowed                                                                 10.00%

Gross Charge Off Event:                                                                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002  **


Available Amount to Note Holders:                                                          6,004,186.32
Reserve Account balance, beginning                                                            38,957.83

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)    Aggregate of:
          (a) Unreimbursed Servicer Advances                                                  19,587.86
          (b) Servicer Fees from current and prior Collection Period                          48,214.78
          (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                    --
          Class A-2 Note Interest                                                                    --
          Class A-3 Note Interest                                                            284,542.82
          Class A-4 Note Interest                                                            210,522.36
(vii)    Class B Note Interest                                                               105,008.77
(viii)   Class C Note Interest                                                                66,492.04
(ix)     Class D Note Interest                                                                30,282.82

(x)      Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                    --
          Class A-2 Principal Distribution Amount                                                    --
          Class A-3 Principal Distribution Amount                                          4,132,552.67
          Class A-4 Principal Distribution Amount                                                    --
(xi)     Class B Base Principal Distribution Amount                                          531,518.03
(xii)    Class C Base Principal Distribution Amount                                          318,910.82
(xiii)   Class D Base Principal Distribution Amount                                          106,303.62
(xv)     Class E Note Interest                                                                19,655.28
(xvi)    Class E Principal Distribution Amount                                               103,646.02
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                           26,504.12
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)     Remaining Amount to Residual Holder                                                         --

Reserve Account balance, ending                                                               65,489.60

Disbursements from Reserve Account:
         Interest earned on Reserve Account to Residual Holder                                       --

         Reviewed By:



         -----------------------------------------------------------------------
         JOEL CAPPON
         CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2002                                  2,254,568.91
     Investment earnings on amounts in Collection Account                                    2,515.96
     Payments due Collection Account from last 3 business days of Collection Period         10,254.50
     Amounts inadvertantly deposited into collection account                               (81,725.82)
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                      3,818,572.77
                                                                                        -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                     6,004,186.32
     Reserve Account balance                                                                38,957.83
                                                                                        -------------
     TOTAL AVAILABLE FUNDS                                                               6,043,144.15

Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,043,144.15

Indemnity Payments paid inadvertantly deposited in Collection Account                              --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,043,144.15

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     19,587.86
     Unreimbursed Servicer Advances paid                                                    19,587.86
                                                                                        -------------
       Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,023,556.29

SERVICER FEES
     Servicer Fees due                                                                      48,214.78
     Servicer Fees paid                                                                     48,214.78
                                                                                        -------------
       Servicer Fees remaining unpaid                                                              --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,975,341.51

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                5,975,341.51

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                        -------------
       Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,974,924.84

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                        -------------
     Total Indenture Trustee Expenses paid                                                         --
                                                                                        -------------
       Indenture Trustee Expenses unpaid                                                           --
  REMAINING AVAILABLE FUNDS                                                              5,974,924.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                       --
     Class A-2 Note Interest                                                                       --
     Class A-3 Note Interest                                                               284,542.82
     Class A-4 Note Interest                                                               210,522.36
       Total Class A Interest due                                                          495,065.18
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,479,859.66

CLASS B NOTE INTEREST
     Class B Note Interest due                                                             105,008.77
     Class B Note Interest paid                                                            105,008.77
                                                                                        -------------
       Class B Note Interest remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,374,850.89

CLASS C NOTE INTEREST
     Class C Note Interest due                                                              66,492.04
     Class C Note Interest paid                                                             66,492.04
                                                                                        -------------
       Class C Note Interest remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,308,358.85

CLASS D NOTE INTEREST
     Class D Note Interest due                                                              30,282.82
     Class D Note Interest paid                                                             30,282.82
                                                                                        -------------
       Class D Note Interest remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,278,076.03

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                      4,037,503.97
     Class A Note Principal Balance as of preceding Payment Date                        79,003,881.93
                                                                                        -------------
     Class A Base Principal Distribution Amount paid                                     4,037,503.97
                                                                                        -------------
       Class A Base Principal Distribution Amount remaining unpaid                                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                                 --
     Class A-1 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
       Class A-1 Note Principal Balance after distribution                                         --
                                                                                        -------------
     Remaining Class A Base Principal Distribution Amount                                4,037,503.97
                                                                                        -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                 --
     Class A-2 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
       Class A-2 Note Principal Balance after distribution                                         --
     Remaining Class A Base Principal Distribution Amount                                4,037,503.97
                                                                                        -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                      45,587,634.93
     Class A-3 Base Principal Distribution Amount paid                                   4,037,503.97
                                                                                        -------------
       Class A-3 Note Principal Balance after distribution                              41,550,130.96
     Remaining Class A Base Principal Distribution Amount                                          --
                                                                                        -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                      33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
       Class A-4 Note Principal Balance after distribution                              33,416,247.00
  REMAINING AVAILABLE FUNDS                                                              1,240,572.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                        16,217,571.11
     Class B Base Principal Distribution due                                               519,293.11
     Class B Base Principal Distribution paid                                              519,293.11
                                                                                        -------------
       Class B Base Principal Distribution remaining unpaid                                        --
       Class B Note Principal Balance after distribution on Payment Date                15,698,277.99
  REMAINING AVAILABLE FUNDS                                                                721,278.95

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                         9,730,542.82
     Class C Base Principal Distribution due                                               311,575.87
     Class C Base Principal Distribution paid                                              311,575.87
                                                                                        -------------
       Class C Base Principal Distribution remaining unpaid                                        --
       Class C Note Principal Balance after distribution on Payment Date                 9,418,966.95
  REMAINING AVAILABLE FUNDS                                                                409,703.08

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                         3,157,200.65
     Class D Base Principal Distribution due                                               103,858.63
     Class D Base Principal Distribution paid                                              103,858.63
                                                                                        -------------
       Class D Base Principal Distribution remaining unpaid                                        --
       Class D Note Principal Balance after distribution on Payment Date                 3,053,342.02
  REMAINING AVAILABLE FUNDS                                                                305,844.45

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                         --
     Class A-1 Reallocated Principal Distribution                                                  --
                                                                                        -------------
       Class A-1 Note Principal Balance after Reallocation                                         --
  Remaining Available Funds                                                                305,844.45
                                                                                        -------------
     Class A-2 Note Principal Balance after Base Principal                                         --
     Class A-2 Reallocated Principal Distribution                                                  --
                                                                                        -------------
       Class A-2 Note Principal Balance after Reallocation                                         --
  Remaining Available Funds                                                                305,844.45
                                                                                        -------------
     Class A-3 Note Principal Balance after Base Principal                              41,550,130.96
     Class A-3 Reallocated Principal Distribution                                                  --
                                                                                        -------------
       Class A-3 Note Principal Balance after Reallocation                              41,550,130.96
  Remaining Available Funds                                                                305,844.45
                                                                                        -------------
     Class A-4 Note Principal Balance after Base Principal                              33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                  --
                                                                                        -------------
       Class A-4 Note Principal Balance after Reallocation                              33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                305,844.45

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                15,698,277.99
     Class B Reallocated Principal Distribution paid                                               --
                                                                                        -------------
       Class B Note Principal Balance after Reallocation                                15,698,277.99
  REMAINING AVAILABLE FUNDS                                                                305,844.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                 9,418,966.95
     Class C Reallocated Principal Distribution paid                                               --
                                                                                        -------------
       Class C Note Principal Balance after Reallocation                                 9,418,966.95
  REMAINING AVAILABLE FUNDS                                                                305,844.45

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                 3,053,342.02
     Class D Reallocated Principal Distribution paid                                               --
       Class D Note Principal Balance after Reallocation                                 3,053,342.02
  REMAINING AVAILABLE FUNDS                                                                305,844.45

CLASS E NOTE INTEREST
     Class E Note Interest due                                                              19,655.28
     Class E Note Interest paid                                                             19,655.28
                                                                                        -------------
       Class E Note Interest remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                                286,189.17

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                         3,067,143.53
     Class E Base Principal Distribution due                                               101,262.16
     Class E Base Principal Distribution paid                                              101,262.16
                                                                                        -------------
       Class E Base Principal Distribution remaining unpaid                                        --
       Class E Note Principal Balance after distribution on Payment Date                 2,965,881.37
  REMAINING AVAILABLE FUNDS                                                                184,927.01

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                 2,965,881.37
     Class E Reallocated Principal Distribution paid                                               --
       Class E Note Principal Balance after Reallocation                                 2,965,881.37
  REMAINING AVAILABLE FUNDS                                                                184,927.01

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                  --
     Class A-1 Supplemental Principal Distribution                                                 --
                                                                                        -------------
       Class A-1 Note Principal Balance after Supplemental                                         --
  Remaining Available Funds                                                                184,927.01
                                                                                        -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                  --
     Class A-2 Supplemental Principal Distribution                                                 --
                                                                                        -------------
       Class A-2 Note Principal Balance after Supplemental                                         --
  Remaining Available Funds                                                                184,927.01
                                                                                        -------------
     Class A-3 Note Principal Balance after Reallocated Principal                       41,550,130.96
     Class A-3 Supplemental Principal Distribution                                          95,048.71
                                                                                        -------------
       Class A-3 Note Principal Balance after Supplemental                              41,455,082.26
  Remaining Available Funds                                                                 89,878.31
                                                                                        -------------
     Class A-4 Note Principal Balance after Reallocated Principal                       33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                 --
                                                                                        -------------
       Class A-4 Note Principal Balance after Supplemental                              33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                 89,878.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                         15,698,277.99
     Class B Supplemental Principal Distribution paid                                       12,224.91
                                                                                        -------------
       Class B Note Principal Balance after Supplemental                                15,686,053.08
  REMAINING AVAILABLE FUNDS                                                                 77,653.39

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                          9,418,966.95
     Class C Supplemental Principal Distribution paid                                        7,334.95
                                                                                        -------------
       Class C Note Principal Balance after Supplemental                                 9,411,632.00
  REMAINING AVAILABLE FUNDS                                                                 70,318.44

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                          3,053,342.02
     Class D Supplemental Principal Distribution paid                                        2,444.98
                                                                                        -------------
       Class D Note Principal Balance after Supplemental                                 3,050,897.04
  REMAINING AVAILABLE FUNDS                                                                 67,873.46

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                          2,965,881.37
     Class E Supplemental Principal Distribution paid                                        2,383.86
                                                                                        -------------
       Class E Note Principal Balance after Supplemental                                 2,963,497.51
  REMAINING AVAILABLE FUNDS                                                                 65,489.60

RESERVE FUND
     Required Reserve Fund Amount                                                        2,114,952.31
     Reserve Account Balance, Ending                                                        65,489.60
     Reserve Account Deposit/(Withdrawal)                                                   26,504.12
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                                        --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                   --
     Remaining Indenture Trustee Expenses paid                                                     --
                                                                                        -------------
       Remaining Indenture Trustee Expenses unpaid                                                 --
  REMAINING AVAILABLE FUNDS                                                                        --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       115,715,473.35
      ADCPB, end of Collection Period                                             110,522,542.20
                                                                                 ---------------
        Base Principal Amount                                                       5,192,931.15

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               4,403,541.63
      Servicing Advances collected during the current Collection Period             4,383,953.77
                                                                                 ---------------
        Unreimbursed Servicing Advances as of current Determination Date               19,587.86

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      115,715,473.35
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                 ---------------
      Servicer Fee due current period                                                  48,214.78
      Prior Servicer Fee arrearage                                                            --
                                                                                 ---------------
      Servicer Fee due                                                                 48,214.78

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                            416.67
      Prior Indenture Trustee Fee arrearage                                                   --
                                                                                 ---------------
      Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                          --
      Prior Indenture Trustee Expenses arrearage                                              --
                                                                                 ---------------
      Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                   --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                 ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                              --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

    Current                                   101,164,759.49              91.52%
      31 - 60 days past due                     5,000,999.94               4.52%
      61 - 90 days past due                     1,111,360.55               1.01%
      91+ days past due                         3,264,045.14               2.95%
                                              --------------
                                              110,541,165.13

GROSS CHARGE OFF

      ADCPB of All Defaulted Contracts                               228,115.29
      Less Recoveries                                                187,681.99
                                                                 --------------
      Total Charge Offs for the period                                40,433.30

      End of Month ADCPB                                         110,522,542.20
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                     0.04%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                  Initial         of Period      Interest                   Interest
   Class          Balance          Balance         Rate     Interest Due      Paid
-------------------------------------------------------------------------------------
    A-1         50,018,622.00             0.00     6.938%          0.00          0.00
    A-2         29,609,332.00             0.00     7.350%          0.00          0.00
    A-3         51,393,341.00    45,587,634.93     7.490%    284,542.82    284,542.82
    A-4         33,416,247.00    33,416,247.00     7.560%    210,522.36    210,522.36
-------------------------------------------------------------------------------------
  Class A      164,437,542.00    79,003,881.93      7.52%    495,065.18    495,065.18
-------------------------------------------------------------------------------------
     B          21,149,523.00    16,217,571.11     7.770%    105,008.77    105,008.77
     C          12,689,714.00     9,730,542.82     8.200%     66,492.04     66,492.04
     D           4,229,905.00     3,157,200.65    11.510%     30,282.82     30,282.82
     E           4,124,157.00     3,067,143.53     7.690%     19,655.28     19,655.28
-------------------------------------------------------------------------------------
Total Notes    206,630,841.00   111,176,340.04      7.73%    716,504.09    716,504.09
-------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning        (Monthly)    (Reallocated)   (Supplemental)       Total            End          Ending
                 of Period        Principal      Principal        Principal       Principal       of Period     Certificate
   Class          Balance           Paid           Paid             Paid            Paid           Balance        Factor
---------------------------------------------------------------------------------------------------------------------------
    A-1                  0.00           0.00       0.00                0.00             0.00             0.00    0.0000000
    A-2                  0.00           0.00       0.00                0.00             0.00             0.00    0.0000000
    A-3         45,587,634.93   4,037,503.97       0.00           95,048.71     4,132,552.67    41,455,082.26    0.8066236
    A-4         33,416,247.00           0.00       0.00                0.00             0.00    33,416,247.00    1.0000000
-------------------------------------------------------------------------------------------------------------
  Class A       79,003,881.93   4,037,503.97       0.00           95,048.71     4,132,552.67    74,871,329.26
-------------------------------------------------------------------------------------------------------------
     B          16,217,571.11     519,293.11       0.00           12,224.91       531,518.03    15,686,053.08    0.7416741
     C           9,730,542.82     311,575.87       0.00            7,334.95       318,910.82     9,411,632.00    0.7416741
     D           3,157,200.65     103,858.63       0.00            2,444.98       106,303.62     3,050,897.04    0.7212685
     E           3,067,143.53     101,262.16       0.00            2,383.86       103,646.02     2,963,497.51    0.7185705
-------------------------------------------------------------------------------------------------------------
Total Notes    111,176,340.04   5,073,493.74       0.00          119,437.41     5,192,931.15   105,983,408.89
-------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


PRINCIPAL PAYMENT CALCULATION

                        Investor      Investor       Investor                    Supplemental
          (defined)      Monthly     Reallocated   Supplemental       Total       Percentage
            Class       Principal     Principal      Principal      Principal    of Principal
Class    Percentage      Amount        Amount         Amount         Amount       Allocated
---------------------------------------------------------------------------------------------
  A        77.75%     4,037,503.97       0.00        95,048.71    4,132,552.67       79.58%
  B        10.00%       519,293.11       0.00        12,224.91      531,518.03       10.24%
  C         6.00%       311,575.87       0.00         7,334.95      318,910.82        6.14%
  D         2.00%       103,858.63       0.00         2,444.98      106,303.62        2.05%
  E         1.95%       101,262.16       0.00         2,383.86      103,646.02        2.00%
---------------------------------------------------------------------------------------------
                      5,073,493.74       0.00       119,437.41    5,192,931.15      100.00%
---------------------------------------------------------------------------------------------


FLOOR CALCULATION

            Class     Floor Hit?       Floored
Class      Floors       (Y/N)        Prin Amount
------------------------------------------------
  A                                          N/A
  B            --         No          519,293.11
  C            --         No          311,575.87
  D            --         No          103,858.63
  E            --         No          101,262.16
------------------------------------------------


(Retained) Certificate Balance                    4,539,133.31
Initial OC Percentage                                    2.30%

Overcollateralization Balance (prior)                               4,539,133.31
Overcollateralization Balance (current)                             4,539,133.31
Unfunded Loss Amount                                                        0.00
Cumulative Loss Amount                                              2,401,251.31
Available Funds+Collection Account-Servicing                        5,935,967.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                Yes/No
                                                                                                ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
      Indenture when due; and,                                                                    No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
      Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
      A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
      Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
      Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class
      A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C
      Notes, Class D Notes, or Class E Notes, as the case may be.                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                       Event                                       Yes/No
      -------                                       -----                                       ------
     6.01(i)      Failure to make payment, deposit, transfer, or delivery required                No
     6.01(ii)     Failure to submit Monthly Statement                                             No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                             No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                   No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                              No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                           No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement       No